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                                                    EXHIBIT 99.1 - Press Release

(TERAFORCE LOGO)                         TERAFORCE REPORTS FIRST QUARTER RESULTS

NEWS RELEASE

Contact: Patty Dickerson, Investor Relations - 469-330-4969 pdickerson@teraforce-tech.com

RICHARDSON, TEXAS (MAY 16, 2003) - TeraForce Technology Corporation (OTCBB:TERA) today announced financial results for the first quarter ended March 31, 2003.

FINANCIAL RESULTS

For the first quarter of 2003 the Company reported a net loss of $2,191,000 ($0.02 loss per share) as compared to net income of $4,784,000 ($0.06 per share) in the first quarter of 2002. First quarter 2002 results include a gain of $6,300,000 from the settlement of litigation. The Company's operating loss in the first quarter of 2003 amounted to $1,716,000 versus an operating loss of $1,351,000 in the same period of 2002.

First quarter 2003 net revenue, which relates entirely to the Company's defense electronics business, amounted to $953,000. The comparable net revenue amount for the first quarter of 2002 was $1,630,000 and was $1,029,000 for the fourth quarter of 2002. However, in the first quarter of 2003 the Company's bookings of new orders amounted to approximately $4,000,000 and the Company's backlog of orders amounted to approximately $3,200,000 at March 31, 2003, compared to a backlog of approximately $500,000 at March 31, 2002.

Engineering and development costs in the first quarter of 2003 amounted to $785,000 as compared to $1,037,000 in the first quarter of 2002. Engineering and development expenses in the first quarter of 2003 reflect on-going enhancements of the VQG4 product line and the Company's new EAGLE Series(TM) product that was introduced at the end of the first quarter of 2003. Selling and administrative expenses were $1,204,000 for the first quarter of 2003 versus $1,185,000 in the same period of 2002.

MANAGEMENT COMMENTARY

TeraForce chairman and chief executive officer Herman Frietsch stated, "First quarter results essentially met our prior guidance but do not reflect what we believe were the most important developments for the Company. Material first quarter milestones were the achievement of our largest order inflow and backlog, and the introduction and demonstration of our new EAGLE Series(TM) product line for advanced and next generation digital signal processing applications in defense electronics and intelligence gathering systems.

"We continue to work through the requirements to process our increasing level of business. We are highly encouraged by the reception and opportunities we are seeing for EAGLE Series(TM). While we are not prepared to make specific predictions regarding any period, we do believe that net revenues for all of 2003 will be significantly higher than in 2002."





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Due to the brief period that has elapsed since the Company's last conference call, the Company will not hold a call in connection with the first quarter 2003 results.

ABOUT TERAFORCE TECHNOLOGY CORPORATION

Based in Richardson, Texas, TeraForce Technology Corporation (OTCBB: TERA) designs, develops, produces and sells high-density embedded computing platforms and digital signal processing products, primarily for applications in the defense electronics industry. TeraForce's primary operating unit is DNA Computing Solutions, Inc., www.dnacomputingsolutions.com.

Except for the historical information contained herein, the statements in this announcement are forward looking statements which involve risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the forward looking statements. Factors that might cause such a difference include, but are not limited to, those relating to: general economic conditions in the markets in which the company operates; success in the development and market acceptance of new and existing products; dependence on suppliers, third party manufacturers and channels of distribution; contingent liabilities; customer and product concentration; fluctuations in customer demand; maintaining access to external sources of capital; ability to attract and retain key management and technical personnel; issues regarding intellectual property rights; overall management of the Company's expansion; and other risk factors detailed from time to time in the Company's filings with the Securities and Exchange Commission. The Company does not utilize electronic "bulletin boards" as a means of disseminating information. The Company's officers, directors, employees and representatives are prohibited by Company policy from participating in such forums in regards to the Company.




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                TERAFORCE TECHNOLOGY CORPORATION AND SUBSIDIARIES
                      Consolidated Condensed Balance Sheets
                    (Thousands of dollars, except share data)

                                                                                         March 31,       December 31,
                                                                                           2003              2002
                                                                                       ------------      ------------
                                                                                        (unaudited)

                                    Assets
Current assets:
   Cash and cash equivalents                                                           $          5      $         55
   Temporary cash investments                                                                    --               457
   Accounts receivable                                                                          499               573
   Receivables from affiliate                                                                   699               699
   Inventories                                                                                2,347             2,354
   Prepaid services                                                                              74               193
   Prepaid expenses and other current assets                                                    746               587
                                                                                       ------------      ------------
              Total current assets                                                            4,370             4,918

Property and equipment, net                                                                     517               573
Investment in affiliate                                                                         485               702
Other assets                                                                                  1,276               531
                                                                                       ------------      ------------
                                                                                       $      6,648      $      6,724
                                                                                       ============      ============

                     Liabilities and Stockholders' Deficit

Current liabilities:
   Notes payable                                                                       $      5,547      $      4,047
   Accounts payable                                                                           2,071             1,919
   Accrued liabilities                                                                        1,612             1,392
                                                                                       ------------      ------------
              Total current liabilities                                                       9,230             7,358

Long-term notes payable                                                                          --               900

Other long-term liabilities                                                                     975             1,100

Stockholders' deficit:
   Common Stock, $.01 par value; authorized 200,000,000 shares; 118,422,183 and
     114,255,518 shares issued in 2003 and 2002,
     respectively                                                                             1,184             1,143
   Additional paid-in capital                                                               186,180           184,953
   Accumulated deficit                                                                     (189,334)         (187,143)
                                                                                       ------------      ------------
                                                                                             (1,970)           (1,047)
   Less 400,474 shares of common stock in treasury at cost                                   (1,587)           (1,587)
                                                                                       ------------      ------------
              Total stockholders' deficit                                                    (3,557)           (2,634)
                                                                                       ------------      ------------
                                                                                       $      6,648      $      6,724
                                                                                       ============      ============


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                TERAFORCE TECHNOLOGY CORPORATION AND SUBSIDIARIES
                 Consolidated Condensed Statements of Operations
                        (Thousands except per share data)


                                                                                 Three Months Ended March 31,
                                                                                    2003              2002*
                                                                                ------------      ------------
                                                                                        (unaudited)
Net revenue                                                                     $        953      $      1,630
Cost of revenue                                                                          680               759
                                                                                ------------      ------------
                Gross profit                                                             273               871
                                                                                ------------      ------------

Expenses:
   Engineering and development                                                           785             1,037
   Selling and administrative                                                          1,204             1,185
                                                                                ------------      ------------
                                                                                       1,989             2,222
                                                                                ------------      ------------
                Operating loss                                                        (1,716)           (1,351)
                                                                                ------------      ------------

Other income (expense):
   Litigation settlement                                                                  --             6,300
   Litigation costs                                                                      (77)              (52)
   Share of income (loss) of unconsolidated affiliate                                   (217)               30
   Interest expense                                                                     (116)             (143)
   Interest income and other                                                             (65)               --
                                                                                ------------      ------------
                                                                                        (475)            6,135
                                                                                ------------      ------------

Net income (loss)                                                               $     (2,191)     $      4,784
                                                                                ============      ============

Basic and diluted income (loss) per share                                       $      (0.02)     $       0.06
                                                                                ============      ============

Weighted average number of common shares outstanding -
   Basic and diluted                                                                 115,054            86,688
                                                                                ============      ============

*Certain amounts have been reclassified to conform to current classifications.



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                TERAFORCE TECHNOLOGY CORPORATION AND SUBSIDIARIES
                 Consolidated Condensed Statements of Cash Flows
                             (Thousands of dollars)


                                                                                    Three Months Ended March 31,
                                                                                    ----------------------------
                                                                                       2003              2002
                                                                                    -----------      -----------
                                                                                             (unaudited)

Cash flows from operating activities:
   Net income (loss)                                                                 $   (2,191)     $    4,784
   Adjustments to reconcile net income (loss) to net cash used in operating activities:
        Litigation settlement                                                                --          (6,300)
        Utilization of prepaid services                                                     119             300
        Depreciation and amortization                                                        65              54
        Share of loss (income) from unconsolidated affiliate                                217             (30)
        Other                                                                              (181)             83
        Change in operating assets and liabilities:
             Accounts receivable                                                             74               9
             Inventories                                                                      6             235
             Accounts payable and accrued liabilities                                       371          (1,716)
                                                                                     ----------      ----------
               Net cash used in operating activities                                     (1,520)         (2,581)
                                                                                     ----------      ----------

Cash flows from investing activities:
   Proceeds from litigation settlement                                                       --           6,300
   Capital expenditures                                                                      (4)            (55)
   Net proceeds from disposal of discontinued operations                                     --           1,372
   Software development costs                                                               (83)             --
   Temporary cash investments                                                               457              --
                                                                                     ----------      ----------
               Net cash provided by investing activities                                    370           7,617
                                                                                     ----------      ----------

Cash flows from financing activities:
   Proceeds from issuance of notes payable                                                  600             500
   Proceeds from issuance of common stock                                                   500              --
   Principal payments on notes payable                                                       --          (1,354)
                                                                                     ----------      ----------
               Net cash provided by (used in) financing activities                        1,100            (854)
                                                                                     ----------      ----------

Net increase (decrease) in cash and cash equivalents                                        (50)          4,182
Cash and cash equivalents, beginning of period                                               55               1
                                                                                     ----------      ----------
Cash and cash equivalents, end of period                                             $        5      $    4,183
                                                                                     ==========      ==========